Other Assets - Schedule of Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2019	Mar. 31, 2018
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Prepayment of land leased from ILA	$ 13,480	$ 13,709
Intangible assets and deferred costs, net	8,852	7,092
Goodwill	7,191	7,201
Severance pay fund	1,350	1,657
Other	195	293
Other assets	$ 31,068	$ 29,952